Exhibit 10.1

CONTRACT OF SALE

THIS CONTRACT OF SALE ("Contract"), dated as of October 2, 2024 (the "Effective Date"), is made and entered into by and between_Cats Mirror Lake, LLC, a Delaware limited liability company, and/or its assigns ("Purchaser"), and Third Avenue Apartments LLC, a Delaware limited liability company ("Seller") collectively the "Parties".

I.	SALE AND PURCHASE OF PROPERTY.

1.01          Agreement of Sale and Purchase. Seller hereby agrees to sell and convey unto, and Purchaser hereby agrees to purchase from certain real property located 442 3rd Avenue N, 249 5th Street N, 233 5th Street N, 430 3rd Avenue N and yd Avenue N, all in St. Petersburg, Florida and legally described on the Exhibit A, attached hereto and made a part hereof, ("Real Property") together with all improvements on the Real Property and all singular rights and appurtenances pertaining thereto, including, but not limited to, (i) all entitlements, easements, rights, mineral rights, oil and gas rights, water, water rights, air rights, development rights and privileges appurtenant to the Real Property, (ii) all tangible personal property located on or used in connection with the Real Property, including, without limitation, design concepts, guidelines and drawings, architectural plans and specifications, engineering studies, soils reports, and environmental and geotechnical studies, (iii) all warranties, guaranties, indemnities and other similar rights relating to the Real Property and/or the assets transferred hereby, (iv) all permits, licenses, consents, approvals and entitlements related to the Real Property, (v) all intangible rights directly relating to the Real Property. Such Real Property rights and appurtenances, and (vi) any appraisals or other economic evaluations of, or projections with respect to, all or any portion of the Real Property, including, without limitation, budgets prepared by or on behalf of Seller or any affiliate of Seller; and shall not include any documents, materials or information which are subject to attorney/client, work product or similar privilege, which constitute attorney communications with respect to the Property and/or Seller, or which are subject to a confidentiality agreement1,or any trade name, mark or other identifying material related to the Seller, the Real Prope1iy and/or the "Project" (as defined below), but shall include any land use issues and known environmental issues, and the Parties agree such disclosures shall be required but shall not waive Seller's attorney-client privilege otherwise. The Real Property together with all of such Real Property rights and appurtenances shall be hereinafter referred to collectively as the "Property".

1.02           Purchase Price. Seller shall sell, and Purchaser shall purchase, the Property for the sum of Thirteen Million Two Hundred Thousand Dollars and NO/I 00 ($13,200,000.00). At the Closing, Purchaser shall receive a credit against the Purchase Price for the Deposit. The balance of the Purchase Price, plus or minus prorations and adjustments as provided for herein, shall be paid by Purchaser at Closing by wire transfer of immediately collectible funds to the Title Company in escrow for disbursement pursuant to the terms hereof.

1 Seller agrees to make all commercially reasonable efforts to waive any confidentiality agreement and disclose relevant information to Purchaser.

1.03           Deposit. (i) Within (3) three business days of the Effective Date, Purchaser shall deposit, the sum of Three Hundred Ninety-Six Thousand Dollars ($396,000.00) ("Initial Deposit") with the title company chosen by Purchaser ("Escrow Agent"). The Deposit shall be non-refundable to Purchaser except for the following circumstances: (a) the Title Commitment and/or Survey (once certified to the Title Company) reveals a condition that Seller will not or cannot remedy and Purchaser elects to terminate this Contract as provided in Section 2 herein ("Title Defect"), (b) Purchaser terminates this Agreement pursuant to Article XI or Article II Section 2.0l(c), (c) there is a failure of a Purchaser condition precedent to close including a default by Seller of any Seller covenant, representation or warranty under this Contract, and (d) provided Purchaser complies with the terms of this Agreement, the Parties agree that the Deposit shall be fully refundable prior to the expiration of the Feasibility Period. The Escrow Agent shall hold the Deposit in escrow in a non-interest-bearing account, in accordance with the terms and conditions of this Contract. Purchaser agrees to pay and satisfy the balance of the Purchase Price, reduced by the Deposit paid to Seller, at the time of Closing by wire transfer of immediately available funds.

(ii) In the event the Purchaser fails to timely terminate this Contract of Sale pursuant to Section 2.02, the Purchaser shall deposit with Escrow Agent within one (1) business day following the expiration of the Feasibility Period, a second deposit in the sum of Six Hundred Sixty Thousand and 00/100 ($660,000.00; the "Second Deposit"). The Initial Deposit and Second Deposit shall hereinafter collectively be called the "Deposit".

II.	SURVEY, TITLE COMMITMENT AND FEASIBILITY PERIOD.

2.01    Title and Survey.

(a)           Title Commitment. Within five (5) days following the Effective Date, the Purchaser shall at Purchaser's sole cost order (and deliver to Seller upon receipt of same) a written commitment from a national title insurance company (the "Title Company") to issue its ALTA Title Insurance Policy relating to the Real Property in an amount equal to the Purchase Price (the "Title Commitment"). Seller shall provide Purchaser with a copy of that certain Boundary Survey prepared by Matthew W. Simpson PSM 7251 on behalf of George F. Young, Inc., and dated December 23, 2021 (the "Survey"). Any update to the Survey shall be at Purchaser's sole cost and expense. Purchaser shall sign any necessary Title Commitment engagement to confirm same are at Purchaser's sole cost.

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(b)           Title Objections. If such Title Commitment and/or Survey, or update to Survey, disclose matters and exceptions to title, to which Purchaser objects (the "Title Objections") in a written notice to Seller delivered no later than ten (10) days following receipt of the Title Commitment and Survey, as amended, Seller (in its sole discretion) shall have ten (10) business days (the "Seller Cure Period") from the date of such notice to elect to have the Title Objections removed or to obtain the commitment of the Title Company to provide affirmative insurance to Purchaser over such Title Objections prior to Closing. Seller shall have the right to extend the Closing Date for a reasonable period of time not to exceed sixty (60) days in the aggregate to cure those Title Objections which Seller has elected to cure and the Mandatory Cure Items (as hereinafter defined). If Seller fails or elects not to have any Title Objections removed or fails or elects not to cause the Title Company to issue its commitment to insure over the same on or prior to the expiration of the Seller Cure Period, Purchaser may, as its sole remedies, either elect to take title as it then is or terminate this Contract and receive a return of the Deposit by delivery of notice to that effect at any time prior to the "Title Objection Expiration Date" which shall mean within five (5) days after the sooner of the (i) the date on which Seller notifies Purchaser of its failure to have any such Title Objections removed or insured over, or (ii) the expiration of the Seller Cure Period. If Purchaser shall elect to take title subject to any Title Objections, all of such Title Objections shall thereupon become, for all purposes hereof, additional "Permitted Exceptions;" provided, however, Mandatory Cure Items (as hereinafter defined) shall not be considered permitted exceptions and shall be removed and cured by Seller at its sole expense prior to the Closing. If any of the time periods set forth in this Section 1.01 extend beyond the Closing Date, then notwithstanding anything set forth in this Contract to the contrary, the Closing Date shall be extended to permit the applicable party to have the full time period set forth in this section. "Mandatory Cure Items" shall mean liens which are of a definite and ascertainable amount which in the aggregate can be removed at the Closing by payment of monies, and which either (A) represent, evidence, secure or otherwise relate to mo1igage debt, security interests, lien, and other financing documents, (B) represent taxes or assessments which are then delinquent or which are then due and payable, (C) relate to any mechanics or materialmen's liens, and any other monetary liens (bonded or unbonded), Notices of Commencement, or any other governmental liens or notices related to the Property and (D) and any other monetary liens. Purchaser shall not be obligated to identify any Mandatory Cure Items as a Title Objection and the failure to do so shall not constitute a waiver of Seller's obligation to cure and satisfy all Mandatory Cure Items.

(c)           Notwithstanding anything to the contrary contained herein, Purchaser shall acquire the Prope1iy subject to all Violations (as hereinafter defined), and Seller shall notify Purchaser of all existing Violations to the best of Seller's knowledge. "Violations" shall mean collectively all notes or notices of violations of law or municipal ordinances, orders or requirements, noted in or issued by any quasi-governmental or governmental authority having jurisdiction thereof against or affecting the Property as of the Closing Date. Seller shall pay any and all outstanding fines related to the Property prior to the Closing Date and shall provide any receipts of such payment(s) to Purchaser, which payment(s) shall be capped at twenty thousand dollars ($20,000). Should fines related to Violations exceed twenty thousand dollars ($20,000) and Seller does not pay the fine(s) in full at least ten (10) days prior to Closing, Purchaser shall have the right to terminate this Contract without penalty and Seller shall return the Deposit in full to Purchaser.

(d)           Title Policy. At the Closing and as a condition precedent to the obligations of Purchaser hereunder, the Title Company shall deliver to Purchaser, a proforma title insurance policy issued by the Title Company in the amount of the Purchase Price subject only to the Permitted Exceptions, showing fee simple title to the Real Property as vested in Purchaser (the "Title Policy"). Purchaser, at its sole cost and expense, may request the issuance at Closing of such endorsements to the Title Policy as it deems appropriate; provided, however, that issuance of such endorsements shall not be a condition precedent to Purchaser's obligations hereunder and Seller shall not incur any costs or expenses in connection with the issuance of such endorsements.

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2.02             Feasibility Period. During the period commencing upon the Effective Date hereof and expiring at 5:00 p.m. Eastern Time on the date which is sixty (60) days thereafter or the next succeeding Business Day if such sixtieth (60th) day is not a Business Day, Purchaser and Purchaser's representatives, agents, employees, consultants, inspectors, appraisers, engineers and contractors (collectively the "Purchaser's Parties") shall have the right of investigation and inspection of the Property, documents, reports, studies and plans, in Seller's current possession or control, as listed on attached Exhibit C (collectively the "Seller's Materials") and any other information, reasonably requested by Purchaser at no cost to Seller relating to the Property in Seller's possession or control, during the remainder of this time (" the Feasibility Period") to determine, in Purchaser's sole and absolute discretion, whether or not the Property is acceptable to Purchaser and suitable for Purchaser's intended use. Purchaser shall be provided access to the Property upon prior written notice to Seller in accordance with the procedure set forth in Section 2.03(a) for the sole purpose of conducting such invasive or non-invasive investigations, borings, test pits, inspections, audits, analyses, surveys, tests, examinations, and other tests and studies of the Property as Purchaser has deemed necessary or desirable to determine whether the Property is suitable for Purchaser's purposes in Purchaser's sole and absolute discretion. Purchaser's access to the Prope1iy shall be governed by the terms of this Contract. Purchaser shall not alter or damage the Property in any manner and Purchaser shall not permit any mechanic's liens to be filed against all or any part of the Property that arise from Purchaser's or Purchaser Parties' activities concerning the Property. Seller shall have the absolute right to be present at all times when any of the Purchaser Parties are present at the Property pursuant to this Contract. In the event the Purchaser terminates this Agreement, Purchaser, at no cost to Seller, shall deliver copies of all third-party reports to Seller after the Deposit is returned to Purchaser.

(a)           In exercising its right of access to, or inspection of, the Property, Purchaser shall notify Seller's representative, Chase Ault at __________ at least one (1) Business Day (or such shorter period as approved by Seller's representative by email) prior to any proposed access to the Property (each of which must be expressly approved in advance by Seller by electronic mail) to perform inspections and tests of the Property, including surveys, environmental studies and examinations. All such inspections and tests undertaken by or on behalf of Purchaser shall be conducted in strict accordance with all applicable laws and regulations and in a manner reasonably acceptable to Seller.

(b)           Purchaser shall be entitled to contact any Knowledgeable Party (hereinafter defined), whether directly or indirectly, by e-mail or personal contact, or through any intermediaries, and Purchaser and Purchaser Parties shall be permitted without Seller's consent to conduct routine municipal lien search/zoning analysis and building permit searches with all applicable governmental authorities. Seller shall also provide Purchaser and Purchaser Parties with reasonable contact and communication during the term of this Contract to an on-site property representative. Seller (and, at Seller's option, Seller's counsel) shall have the absolute right to be present at any meetings (including meetings conducted by telephone) with any Knowledgeable Party. Purchaser shall provide copies of any correspondence sent to or received from any such Knowledgeable Party within two (2) Business Days after receipt or dispatch, as the case may be. Purchaser shall not have the right to make any commitments to any Knowledgeable Party that are in any way binding on Seller or the Property. As used herein, the term "Knowledgeable Party" shall mean any of the following: (a) any person or entity currently engaged by Seller to provide design, engineering, construction or other services for all or any portion of the Property except that Purchaser shall be permitted to use the Seller's surveyor, title company, environmental company and physical inspector for Purchaser's third party diligence reports, and (b) any governmental or quasi-governmental authority with jurisdiction over the Property. The Parties agree that should Purchaser wish to engage any legal counsel for zoning and/or real estate related work that Seller also engaged or sought to engage, the Parties will sign a joint conflict waiver and waive any claim of privilege over zoning and/or real estate information related to the Property and this does not constitute a more general waiver of any privilege.

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(c)           Purchaser shall not conduct or allow any physically intrusive testing of, on or under the Property without first obtaining Seller's written consent as to the timing and scope of the work to be performed, which consent shall not be unreasonably withheld by Seller. However, Seller hereby gives its written approval for any Phase II environmental survey or any testing or sampling of surface or subsurface soils, surface water, groundwater or any materials in or about the Property in connection with Purchaser's environmental due diligence. Purchaser agrees to cooperate to the best of its abilities with any request by Seller in connection with the timing of any such inspection or test. Purchaser agrees to provide Seller, within five (5) days of Seller's request, with copies of the final versions of any written environmental inspection or test report or environmental summary prepared by any unrelated third party (excluding attorneys), and copies of all test results, in each case to the extent such third-pmty consents thereto and at no additional cost to Purchaser. Purchaser agrees that any inspection, test or other study or analysis of the Property by Purchaser shall be performed at Purchaser's expense and in accordance with applicable law. Purchaser agrees at its own expense to promptly restore the Property or, at Seller's option, to reimburse Seller for any reasonable out-of-pocket repair or restoration costs actually incurred by Seller as a result thereof, if any inspection or test requires or results in any damage to or alteration of its physical condition (other than that arising from the discovery of preexisting conditions). The provisions of this Section 2.03(c) shall survive the termination of this Contract.

(d)           Purchaser hereby agrees to indemnify, defend, and hold harmless Seller, its partners, members, affiliates, on-site property representative, and their respective officers, directors, agents, employees, and representatives (collectively, the "Indemnified Parties") from and against any and all liens, claims, or damages of any kind or nature, including any demands, actions or causes of action, assessments, losses, costs, expenses, liabilities, interest and penalties, and reasonable attorneys' fees suffered, incurred, or sustained by any of the Indemnified Parties caused by Purchaser, its employees, agents, contractors or representatives with respect to any due diligence activities at the Property pursuant to this Contract. Notwithstanding the foregoing, Purchaser shall not be liable for any loss, injury, damage, cause of action, liability, claim, lien, cost or expense incurred by Indemnified Parties arising solely out of Purchaser's discovery of any pre-existing condition. Purchaser will promptly restore the Property to its condition before any damages that have been caused by Purchaser or its agents or representatives in the conduct of the review. Prior to any entry onto the Prope1iy, Purchaser shall obtain, and during the period of such inspection or testing shall maintain, at their expense general liability insurance and shall furnish a certificate of insurance naming Seller and Seller's on-site property representative as additional insured(s) under Purchaser's general liability policy, including product liability and completed operations, with a minimum $1,000,000 limit per occurrence and a $2,000,000 general aggregate limit. All insurance furnished by Purchaser in accordance with this Contract ("Purchaser's Insurance"), including primary and umbrella/excess policies, shall state that the coverage provided to additional insured(s) is through a carrier that has an AM BEST rating of not less than "A", and Purchaser's Insurance is primary to, and non-contributory with, any insurance, including self-insurance, whether primary, excess, or on any other basis, maintained by such additional insured. Should a sub-contractor be utilized to perform services for Purchaser, the sub-contractor must provide proof of the same insurance coverages outlined above to Seller including additional insured status for Seller and Seller's on-site property representative utilizing ISO form CG 20 26 or the equivalent and such insurance will be endorsed as primary to, and non-contributory with, any insurance, including self-insurance, whether primary, excess, or on any other basis, maintained by such additional insured and is applicable to all insurance furnished in accordance with this Contract, including primary and umbrella/excess policies. Prior to making any entry upon the Prope1iy, Purchaser shall furnish to Seller a ce1iificate of insurance evidencing the foregoing coverages, which certificate of insurance shall be in form and substance reasonably satisfactory to Seller. The provisions of this Section 2.03(d) shall survive the termination of this Contract.

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(e)           Seller, to the best of its abilities, will provide a full and complete set of all documents and materials in its possession related to the transaction contemplated hereby. Seller makes no representation or warranty as to the accuracy of any materials, data or information delivered or given by Seller or its brokers or agents to Purchaser in connection with the transaction contemplated hereby. Neither Seller, nor any affiliate of Seller, nor the person or entity which prepared any report or reports delivered by Seller to Purchaser shall have any liability to Purchaser for any inaccuracy in or omission from any such reports. Notwithstanding the foregoing, it is understood and agreed that Seller will not knowingly provide inaccurate, false or incomplete information to the Purchaser. Seller agrees that it will not intentionally omit to provide to Purchaser any material information regarding the Property or the transaction contemplated hereby. Purchaser agrees that any Seller's Materials provided or made available to Purchaser by Seller or its representatives pursuant to this Contract, the Purchase Contract or otherwise in connection with the Property is confidential, unless (i) such information is in the public domain or is available to Purchaser from any other source (other than by reason of a breach by Purchaser of any confidentiality obligations hereunder); or (ii) in the event of any legal action or proceeding or asserted requirement under applicable law or government regulation calls for disclosure of any Seller's Materials. Neither Purchaser nor any Purchaser Party shall be liable for any disclosure of any Seller's Materials permitted pursuant to this Contract. Purchaser further agrees that all such Seller's Materials and any notes regarding such Seller's Materials ("Notes") will be used solely for the purpose of evaluating the Proposed Transaction by Purchaser and will not be used or duplicated for any other purpose. Purchaser shall keep all Seller's Materials and Notes strictly confidential. Notwithstanding the foregoing, Purchaser may disclose the Seller's Materials to the Purchaser Parties, provided Purchaser shall inform such Purchaser Parties of the confidential nature of such information and shall direct such Purchaser Parties to keep all such information in the strictest confidence and to use such information only in connection with the Proposed Transaction and in accordance with the terms of this Contract. Purchaser also is permitted to disclose confidential information to its architects, engineers, consultants, affiliates, officers, directors, partners, its legal and tax counsel, accountants, investors and potential investors as expressly approved by Seller in advance of such disclosure (collectively, with the Purchaser Parties, the "Related Parties"). Purchaser is not required to obtain confidentiality Contracts from the Related Parties, but Purchaser agrees to advise each of the Related Parties in writing of the confidential nature of such information and require their compliance with this Contract. If, at any time, either (a) Purchaser elects not to proceed with the purchase of the Property; or (b) the Contract is terminated for any reason, then Purchaser will promptly deliver to Seller (or, at Purchaser's option, destroy) all Seller's Materials and destroy all Notes, and promptly certify to Seller, in writing, that all Seller's Materials has been returned (or destroyed) and all Notes destroyed. Purchaser shall, concurrently therewith, deliver to Seller, at Seller's request and after Seller reimburses Purchaser for the actual costs paid by Purchaser to obtain the true and correct copies of the final versions of any feasibility studies, drawings, plans, property condition and environmental reports prepared by unrelated third parties (excluding attorneys) on behalf of Purchaser of which Seller desires copies, without representation or warranty by, or recourse against, Purchaser, it being agreed that Seller shall not rely on such documents and shall independently verify the truth, accuracy and completeness of said information and/or items contained therein. In addition to any other remedies available to Seller, Seller shall each have the right to seek equitable relief, including, without limitation, injunctive relief or specific performance, against Purchaser or Purchaser Parties in order to enforce the provisions of this Section 2.03(e). Purchaser shall not divulge the Purchase Price except in strict accordance with the confidentiality standards set forth in this Section 2.03(b). In permitting Purchaser to review the Seller's Materials or any other information, Seller has not waived any privilege or claim of confidentiality with respect thereto, and no third-party benefits or relationships of any kind, either express or implied, have been offered, intended or created. Purchaser's obligations under this Section 2.03(e) shall survive the termination of this Contract.

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(f)           Termination. Purchaser shall have the right to terminate this Contact (except the provisions of Section 2.03 hereof that specifically survive a termination) for any reason or no reason during the Feasibility Period upon written notice of such termination ("Termination Notice") to Seller no later than 5:00 PM Central Time on the last day of the Feasibility Period and the Initial Deposit and Second Deposit, as applicable, will be returned to the Purchaser within three (3) business days thereafter and the parties shall have no further obligations to each other, other than those duties and obligations of Purchaser that specifically survive a termination of this Contract as specified in Section 2.03 hereof. If Purchaser does not serve its Termination Notice on the Seller prior to the expiration of the Feasibility Period, the Contract shall remain in full force and effect and the Earnest Money shall be non-refundable and applicable to the Purchase Price, except in the event of the Seller's default. Upon termination of this Contract for any reason whatsoever, Purchaser will deliver to Seller all final and non-confidential documentation with respect to the Property acquired by Purchaser in connection with its contemplated purchase and development of the Property, all at no cost to the Seller, and without any representation or warranty as to the completeness or accurance of the report or any other matter relating thereto, and Seller shall have no right to rely on any report without the written consent of the party preparing same.

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III.	AS IS, WHERE IS PURCHASE

EXCEPT AS EXPRESSLY SET FORTH IN THIS CONTRACT OR IN ANY OF THE CLOSING DOCUMENTS DELIVERED BY SELLER TO PURCHASER AT CLOSING, OR UNLESS ANY OF THE FOLLOWING IS KNOWN TO SELLER, UPON CLOSING OF THE PURCHASE OF THE PROPERTY, PURCHASER SHALL BE CONCLUSIVELY DEEMED TO HAVE ACCEPTED THE PROPERTY IN ITS PRESENT CONDITION, AS IS, WHERE IS, WITH ALL FAULTS, WITHOUT COVENANTS, REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, FROM SELLER AS TO ANY CONDITIONS OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE PHYSICAL CONDITION OF THE PROPERTY, THE PROPERTY'S MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, HABITABILITY OR TENANTABILITY OR SURFACE OR SUBSURFACE ENVIRONMENTAL CONDITIONS OF THE PROPERTY, ALL WHETHER LATENT OR PATENT. OTHER THAN ANY MATERIAL INFORMATION KNOWN BY SELLER, SELLER MAKES NO GUARANTEE, WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO THE QUALITY, CHARACTER, OR CONDITION OF THE PROPERTY (OR ANY PART THEREOF) OR THE FITNESS OF THE PROPERTY (OR ANY PART THEREOF) FOR ANY USE OR PURPOSE OR ANY REPRESENTATION AS TO THE NONEXISTENCE OF ANY TOXIC OR HAZARDOUS WASTE. PURCHASER SHALL HAVE NO CLAIM AGAINST SELLER IN LAW OR IN EQUITY BASED UPON THE CONDITION OF THE PROPERTY OR THE FAILURE OF THE PROPERTY TO MEET OR COMPLY WITH ANY STANDARDS, LAWS, REGULATIONS OR OTHER GOVERNMENTAL REQUIREMENTS. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR INCIDENTAL, SPECIAL, EXEMPLARY OR CONSEQUENTIAL DAMAGES, INCLUDING, WITHOUT LIMITATION, LOSS OF PROFITS OR REVENUE, INTERFERENCE WITH BUSINESS OPERATIONS, LOSS OF TENANTS, LENDERS, INVESTORS, PURCHASERS, DIMINUTION IN VALUE OF THE PROPERTY, OR INABILITY TO USE THE PROPERTY, DUE TO THE CONDITION OF THE PROPERTY. PURCHASER REPRESENTS AND WARRANTS TO SELLER THAT THE PURCHASER HAS HAD AMPLE OPPORTUNITY TO MAKE A PROPER INSPECTION, EXAMINATION AND INVESTIGATION OF THE PROPERTY AND ALL DOCUMENTS RELATING THERETO THAT HAVE BEEN DISCLOSED BY SELLER TO FAMILIARIZE ITSELF WITH THE PROPERTY'S CONDITION AND THAT PURCHASER HAS DONE SO TO PURCHASER'S SATISFACTION. PURCHASER REPRESENTS THAT IT IS A KNOWLEDGEABLE, EXPERIENCED AND SOPHISTICATED PURCHASER OF REAL ESTATE AND THAT, EXCEPT AS EXPRESSLY SET FORTH IN THIS CONTRACT, IT IS RELYING SOLELY ON ITS OWN EXPERTISE AND THAT OF PURCHASER'S CONSULTANTS IN PURCHASING THE PROPERTY AND WILL RELY SOLELY UPON SAME AND NOT UPON ANY INFORMATION PROVIDED BY OR ON BEHALF OF SELLER OR ITS AGENTS OR EMPLOYEES WITH RESPECT THERETO, OTHER THAN SUCH REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER AS ARE EXPRESSLY SET FORTH IN THIS CONTRACT. PURCHASER HEREBY FOREVER RELEASES AND DISCHARGES SELLER FROM ALL RESPONSIBILITY AND LIABILITY, INCLUDING, WITHOUT LIMITATION, ANY CLAIMS, MATTERS OR LIABILITY ARISING FROM OR RELATED TO THE SUBJECT MATTER OF THE DISCLAIMERS AND AS-IS PROVISIONS OF THIS ARTICLE III AND FROM ALL FEDERAL, STATE AND LOCAL LAWS, RULES, REGULATIONS OR ORDINANCES THAT MIGHT IMPOSE LIABILITY, AND FROM ALL CIVIL LIABILITY REGARDING THE CONDITION, VALUATION, SALABILITY OR UTILITY OF THE PROPERTY, OR ITS SUITABILITY FOR ANY PURPOSE WHATSOEVER (INCLUDING, BUT NOT LIMITED TO, LIABILITIES UNDER THE COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT OF 1980 (42 U.S.C. SECTIONS 9601 ET SEQ.), AS AMENDED ("CERCLA"), AND/OR WITH RESPECT TO THE PRESENCE IN THE SOIL, AIR, STRUCTURES AND SURFACE AND SUBSURFACE WATERS, OF HAZARDOUS MATERIALS OR OTHER MATERIALS OR SUBSTANCES THAT HAVE BEEN OR MAY IN THE FUTURE BE DETERMINED TO BE TOXIC, HAZARDOUS,

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UNDESIRABLE OR SUBJECT TO REGULATION AND THAT MAY NEED TO BE SPECIALLY TREATED, HANDLED AND/OR REMOVED FROM THE PROPERTY UNDER CURRENT OR FUTURE FEDERAL, STATE AND LOCAL LAWS, REGULATIONS OR GUIDELINES, AND ANY STRUCTURAL AND GEOLOGIC CONDITIONS, SUBSURFACE SOIL AND WATER CONDITIONS AND SOLID AND HAZARDOUS WASTE AND HAZARDOUS MATERIALS ON, UNDER, ADJACENT TO OR OTHERWISE AFFECTING THE PROPERTY). AS OF THE DATE OF CLOSING, PURCHASER FURTHER HEREBY WAIVES (AND BY CLOSING THIS TRANSACTION WILL BE DEEMED TO HAVE WAIVED) ANY AND ALL OBJECTIONS AND COMPLAINTS (INCLUDING, BUT NOT LIMITED TO, FEDERAL, STATE AND LOCAL STATUTORY AND COMMON LAW BASED ACTIONS, AND ANY PRIVATE RIGHT OF ACTION UNDER ANY FEDERAL, STATE OR LOCAL LAWS, REGULATIONS OR GUIDELINES TO WHICH THE PROPERTY IS OR MAY BE SUBJECT, INCLUDING, BUT NOT LIMITED TO, CERCLA) CONCERNING THE PHYSICAL CHARACTERISTICS AND ANY EXISTING CONDITIONS OF THE PROPERTY, WHETHER ARISING BEFORE OR AFTER THE EFFECTIVE DATE. AS OF THE DATE OF CLOSING, PURCHASER FURTHER HEREBY ASSUMES THE RISK OF CHANGES IN APPLICABLE LAWS AND REGULATIONS RELATING TO PAST, PRESENT AND FUTURE ENVIRONMENTAL CONDITIONS ON THE PROPERTY AND THE RISK THAT ADVERSE PHYSICAL CHARACTERISTICS AND CONDITIONS, INCLUDING THE PRESENCE OF HAZARDOUS MATERIALS OR OTHER CONTAMINANTS, MAY NOT HAVE BEEN REVEALED BY ITS INVESTIGATION, CONTINGENT ON SELLER HAVING FULLY DISCLOSED, TO THE FULLEST EXTENT OF SELLER'S KNOWLEDGE, ALL DOCUMENTATION REGARDING ANYTHING CONTAINED IN THIS SECTION. PURCHASER HEREBY REPRESENTS AND WARRANTS TO SELLER THAT: (A) PURCHASER IS REPRESENTED BY, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY, LEGAL COUNSEL IN CONNECTION WITH THE TRANSACTION CONTEMPLATED BY THIS CONTRACT; AND (B) PURCHASER IS PURCHASING THE PROPERTY FOR BUSINESS, COMMERCIAL, INVESTMENT OR OTHER SIMILAR PURPOSE AND NOT FOR USE AS PURCHASER'S RESIDENCE. PURCHASER WAIVES ANY AND ALL RIGHTS OR REMEDIES IT MAY HAVE, OR BE ENTITLED TO, DERIVING FROM DISPARITY IN SIZE OR FROM ANY SIGNIFICANT DISPARATE BARGAINING POSITION IN RELATION TO SELLER, AND SELLER WAIVES ANY AND ALL RIGHTS OR REMEDIES IT MAY HAVE, OR BE ENTITLED TO ARISING FROM THE DISPARITY IN SIZE OR BARGAINING POWER IN RELATION TO PURCHASER. IT IS THE PURCHASER'S INTENTION THAT EXCEPT FOR SELLER'S EXPRESS REPRESENTATIONS AND WARRANTIES THAT EXPLICITLY SURVIVE THE CLOSING OF THE TRANSACTION CONTEMPLATED HEREBY AND SELLER'S FRAUD, THE FOREGOING RELEASE SHALL BE EFFECTIVE AS A BAR TO ALL ACTIONS, CAUSES OF ACTION, SUITS, CLAIMS OR DEMANDS OF EVERY KIND, NATURE OR CHARACTER WHATSOEVER, KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, FIXED OR CONTINGENT, ARISING OUT OF OR IN CONNECTION WITH THE PROPERTY OR OTHER PROPERTIES IN OR ABOUT THE PROPERTY, CONTINGENT ON SELLER HAVING FULLY DISCLOSED, TO THE FULLEST EXTENT OF SELLER'S KNOWLEDGE, ALL DOCUMENTATION

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REGARDING ANYTHING CONTAINED IN THIS SECTION. PURCHASER UNDERSTANDS AND AGREES THAT BY EXECUTION OF THIS CONTRACT, THE OTHER PARTIES AND THEIR PARTNERS, OFFICERS, DIRECTORS, AGENTS, TRUSTEES, BENEFICIARIES, SHAREHOLDERS, PARENTS, SUBSIDIARIES, DIVISIONS, AFFILIATES, EMPLOYEES, AND ATTORNEYS DO NOT ADMIT ANY LIABILITY OF ANY NATURE WHATSOEVER. THE PURCHASER ACKNOWLEDGES THAT IT MAY HEREAFTER DISCOVER CLAIMS AND/OR FACTS NOW UNKNOWN OR UNSUSPECTED, OR IN ADDITION TO, OR DIFFERENT FROM, THOSE WHICH THE PURCHASER NOW KNOWS OR BELIEVES TO BE TRUE WITH RESPECT TO THE RELEASE SET FORTH IN THIS ARTICLE III (THIS "GENERAL RELEASE"). NEVERTHELESS, THE PURCHASER INTENDS BY THIS GENERAL RELEASE TO RELEASE FULLY AND FOREVER ALL CLAIMS RELEASED HEREBY, CONTINGENT ON SELLER HAVING FULLY DISCLOSED, TO THE FULLEST EXTENT OF SELLER'S KNOWLEDGE, ALL DOCUMENTATION REGARDING ANYTHING CONTAINED IN THIS SECTION. ACCORDINGLY, THIS GENERAL RELEASE SHALL REMAIN IN FULL FORCE AS A COMPLETE RELEASE OF SUCH CLAIMS NOTWITHSTANDING THE DISCOVERY OR EXISTENCE OF ANY SUCH ADDITIONAL OR DIFFERENT CLAIMS AND/OR FACTS BEFORE OR AFTER THE DATE OF THIS CONTRACT. FOR AVOIDANCE OF DOUBT, THE UNDERSTANDINGS, ACKNOWLEDGMENTS, AND AGREEMENTS OF PURCHASER SET FORTH IN THIS SECTION SHALL BE EFFECTIVE FROM AND AFTER CLOSING.

IV.	PROVISIONS WITH RESPECT TO CLOSING.

4.01        Closing. The completion of the purchase and sale of Property ("Closing"), shall take place on or before January 1, 2025 ("Closing Date") time being of the essence to the Purchaser only. The Closing shall be closed through Escrow Agent and the Title Company in accordance with the customary provisions in the county where the Property is located. At Closing the payment of the balance of the Purchase Price and delivery of deed and other documents required to be delivered by this Contract, shall be made through the escrow. The cost of the escrow shall be divided equally between the Parties. The Seller and Purchaser shall execute any documents required by the Title Company.

4.02        Seller's Obligations at Closing. At or prior to the Closing, Seller shall execute and deliver, or cause to be executed or delivered, to or at the direction of Purchaser, the following (herein referred to collectively as the "Seller Closing Documents"):

(a)        a Special Warranty Deed ("Deed"), duly executed and acknowledged, conveying fee simple title to all the Property, subject only to the Permitted Exceptions;

(b)          original copies, executed by or on behalf of Seller, of any required real estate transfer tax declarations;

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(d)        a Certificate of Non-Foreign Status in form acceptable to Purchaser stating that Seller is not a "foreign person" as defined in the Federal Foreign Investment in Real Property Tax Act of 1980 and the Tax Reform Act of 1984;

(e)          No-lien, gap and possession (Property delivered free of all rights of possession) affidavit; Seller's signature to the Closing Statement;

(f)        an ALTA Statement, Personal Unde1iaking, Section 1445 Certificate and a 1099 Solicitation, and cause the Title Company to issue and advise Purchaser that it has issued a proforma Title Policy in the amount of the Purchase Price for the Prope1iy insuring fee simple title to the Property subject only to the Permitted Exceptions;

(h)        Such instruments, documents or certificates, executed by or on behalf of Seller, as may be required by the Title Company as a condition to the issuance of its title insurance policy as herein contemplated, which documents may, if required by the Title Company, but in no event shall Seller be obligated to deliver any instrument, document or certificate to the Title Company or to any other person if the effect thereof is to cause Seller to assume or be subject to any liability or obligation to which it is not otherwise subject under the provisions of this Contract; and

(i)          An Assignment of all Rights, Entitlements and Warranties, a quit-claim bill of sale, and such other documents, instruments or agreements which Seller is required to deliver to Purchaser pursuant to the provisions of this Contract.

(i)          Such assignment(s) of contracts with consultants, architects, engineers or other professionals as requested by Purchaser.

Seller shall be responsible at Closing for the payment of Seller's portion of the closing costs as hereinafter specified

4.03        Purchaser's Obligations at Closing.

4.03.1       At or prior to the Closing, Purchaser shall deliver, or cause to be delivered, to Seller, the following:

(a)        the balance of the Purchase Price, reduced by the (a) Deposit released to Seller in accordance with this Contract and (b) the Additional Deposit, if any, on deposit with the Escrow Agent, which shall be paid to Seller at Closing;

(b)        Purchaser's signature to the Closing Statement;

(c)        an ALTA statement, Gap unde1iaking if required by the Title Company, any required real estate transfer tax declarations and the disbursing statement prepared by the Title Company;

(d)        such other documents, instruments or agreements which may be required by the Title Company as a condition to the issuance of its title insurance policy as herein contemplated, provided that Purchaser shall not, in connection with the execution and delivery of any such other documents, instruments or agreements be obligated to incur any liabilities or obligations in addition to those otherwise herein in this Contract contemplated; and

(e)        Such other documents, instruments or agreements which Purchaser may be required to deliver to Seller pursuant to the provisions of this Contract.

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4.03.2       At Closing, Purchaser shall be responsible for the payment of payment of Purchaser's po1iion of the closing costs as hereinafter specified. It shall be a Purchaser's condition to close that all of the following be true and current as of the Closing, failing which Purchaser shall be entitled to terminate the Contract and receive back the Deposit (and Additional Deposit if applicable), provided that if a failure of a Purchaser condition to close is a result of a Seller breach, then Purchaser shall be entitled to exercise all remedies under Section 5.02 of this Contract:

(a)               Seller is not in default of any covenant of Seller under this Contract (and there is no circumstance but for the passage of time would constitute a breach), and all of Seller's warranties and representations shall be true and correct in all material respects;

(b)             All Mandatory Cure Items are satisfied; and

(c)               Any items in this Contract identified as a Purchaser condition precedent to close has been satisfied.

4.04           Closing Costs.

(a)                Seller shall pay the following costs and expenses in connection with the Closing:

(i)              Seller's portion of the prorated taxes and fees and any assessments (as provided below);

(ii)             Seller's own attorney's fees;

(iii)            the cost of preparing the Deed;

(iv)            (intentionally omitted)

(v)             one-half of the cost of any Title Company Closing escrow fee;

(vi)           State and County transfer taxes, if any; and

(vii)        such other incidental costs and fees customarily paid by sellers in land transactions of this nature in the county where the Real Property is situated.

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(b)               Purchaser shall pay the following costs and expenses in connection with the Closing:

(i)              Purchaser's own attorney's fees;

(ii)            the cost of recording the Deed;

(iii)          the cost of the Title Commitment and title insurance premium;

(iii)          one-half the cost of any Title Company Closing escrow fee;

(iv)          the costs of any endorsements requested by Purchaser beyond those that insure over a title exception objected to by Purchaser;

(v)            the costs of any Table A Items to the Survey requested by Purchaser;

(vi)          the cost of the Survey; and

(vii)        such other incidental costs and fees customarily paid by purchasers in land transactions of this nature in the county where the Real Property is situated.

Any municipal transfer taxes shall be paid by the Seller.

V.	REMEDIES.

5.01            Seller's Remedies. Should Purchaser breach any term of this Contract and such default continues beyond the Cure Right Period (as defined in Article VII below) and Seller is not in breach of this Contract, Seller shall be entitled, as Seller's sole and exclusive remedy for any default, to (i) waive the contractual obligations of Purchaser in writing; or (ii) extend the time for performance by such period of time as may be mutually agreed upon in writing by the Parties hereto; or (iii) terminate this Contract and require the Escrow Agent to pay any portion of the Deposit on deposit with Escrow Agent to Seller, and Seller shall retain the Deposit as liquidated damages for such default and not as a penalty, in which event the Parties shall be released herefrom and shall have no further rights, obligations, or responsibilities hereunder, except the obligations specifically stated in this Contract to survive termination. Purchaser agrees that the damages incurred by Seller in the event Purchaser defaults under this Contract and fails to complete the purchase of the Property would be difficult to ascertain and Purchaser agrees that forfeiture of the Deposit to Seller is a reasonable remedy. Seller's extension of the time for Purchaser's performance pursuant to clause (ii) above shall not constitute an election of remedies and shall not prohibit Seller's exercise of Seller's other remedies set forth above in the event Purchaser fails to cure such breach prior to the expiration of such extension period.

5.02            Purchaser's Remedies. If Seller defaults in its obligations under this Contract or any of Seller's representations and warranties become untrue which shall constitute a default, and such default continues beyond the Cure Right Period, then Purchaser shall be entitled, as Purchaser's sole and exclusive remedy, to (a) waive the contractual obligations of Seller in writing; (b) extend the time for performance by such period of time as may be mutually agreed upon in writing by the Parties hereto; (c) terminate this Contract and receive a return of the Deposit then on deposit with the Escrow Agent; or (d) enforce specific performance of Seller's obligation to convey the Property to Purchaser, as Purchaser's additional sole remedy in equity or at law. Purchaser shall be deemed to have elected to terminate this Contract and receive back the Deposit) if Purchaser fails to file suit for specific performance against Seller in a court having jurisdiction in the county and state in which the Property is located, on or before sixty (60) days following the date upon which Closing was to have occurred.

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VI.	COMMISSION.

Seller and Purchaser each hereby warrant and represent to the other that they have dealt with no broker other than JLL Capital Markets (the "Broker"), and Seller and Purchaser each hereby agree to indemnify and hold the other harmless from and against all liability, loss, cost, damage, or expense (including but not limited to attorneys' fees and costs of litigation) which the other patty shall suffer or incur because of any claim by a broker, agent, or finder claiming by, through, or under such indemnifying patiy, whether or not such claim is meritorious, for any compensation with respect to the entering into of this Contract, the sale and purchase of the Prope1iy, or the consummation of the transactions contemplated herein. The Seller shall pay the Broker pursuant to a separate agreement.

VII.	NOTICE AND RIGHT TO CURE.

Each party shall be entitled to written notice of any default and shall have five (5) calendar days from receipt of such notice to cure its default ("Cure Right Period"), prior to the exercise of any remedy provided herein. Seller and Purchaser each agree to cooperate with the other Party in any and all attempts by Seller or Purchaser, as applicable, to cure any default within this default cure period.

VIII.	REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER.

Seller hereby makes the following representations and warranties and covenants as of the Effective Date and the Closing Date:

8.01            Seller is a limited liability company duly organized, validly existing, and in good standing in the State of Delaware. Seller has the full right and authority and has obtained any and all consents required to enter into this Contract and to consummate or cause to be consummated the transactions contemplated hereby. This Contract has been, and all of the documents to be delivered by Seller at the Closing will be, authorized and executed and constitute, or will constitute, as appropriate, the valid and binding obligation of Seller, enforceable in accordance with their terms, except to the extent that such enforcement may be limited by applicable bankruptcy insolvency, moratorium and other principles relating to or limiting the rights of contracting patties generally.

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8.02            Seller is not a "foreign person", as defined in recent amendments to the Internal Revenue Code and, at Closing the, agrees to provide to Title Company, if applicable, an affidavit to that effect.

8.03            There are no parties in possession of any portion of the Property as lessees or tenants at sufferance.

8.04            To Seller's knowledge, there are no active or unresolved liens against the Property.

8.05           Any approvals by the City of St. Petersburg, FL and/or Pinellas County, FL are fully vested at the Property and have not expired.

8.06            Subject to the cooperation of the relevant governmental authorities, Seller will use commercially reasonable efforts to continue with its re-platting effort and keep Purchaser informed as to the re-platting process upon request, and Seller shall complete the re-platting process prior to Closing.

8.07            Seller will timely and diligently pursue all of Seller's obligations under this Contract.

8.08           With respect to the Seller, wherever the term "actual knowledge" or "knowledge" is used above, it shall refer to the actual present and conscious awareness or knowledge of Chase Ault for the Seller, without any duty of inquiry or investigation; provided that so qualifying Seller's knowledge shall in no event give rise to any personal liability on the part of Chase Ault and his father or any officer or employee of Seller, on account of any breach of any representation or warranty made by Seller herein. Said terms "actual knowledge" or "knowledge" do not include constructive knowledge, imputed knowledge, or knowledge Seller or Chase Ault do not have but could have obtained through further investigation or inquiry. No broker, agent, or party other than Seller is authorized to make any representation or warranty for or on behalf of Seller. The provisions of this Section 8.04 shall survive the Closing.

8.09           Seller shall notify Purchaser promptly if Seller becomes aware of any transaction or occurrence prior to a Closing that would make any of the representations or warranties of Seller inaccurate in any material respect. If as part of the foregoing notification, Seller agrees to take the necessary action to eliminate the material inaccuracy in any such representation or warranty on or before the date of the Closing and if Seller does so eliminate or remove such material inaccuracy, the terms and provisions of this Contract shall remain in full force and effect and Purchaser shall complete the Closing of the Property as specified herein. All representations and warranties contained herein (as the same may need to be modified on or before the Closing Date to reflect current information) and all representations and warranties contained in any Closing Document, except where discovered and waived by Purchaser prior to Closing as aforesaid, shall survive the Closing hereunder for a period of three (3) months ("Survival Period") and shall not be deemed to have been waived at the Closing or merged into any of the documents of conveyance or transfer. to be delivered by Seller at the Closing.

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IX.	REPRESENTATIONS AND WARRANTIES OF PURCHASER.

9.01            There is no agreement to which Purchaser is a party or to Purchaser's knowledge binding on Purchaser that conflicts with this Contract. There is no action or proceeding pending or, to Purchaser's knowledge, threatened against Purchaser which challenges or impairs Purchaser's ability to execute or perform its obligations under this Contract.

9.02            There are no attachments, executions, or assignments for the benefit of creditors, or voluntary or involuntary proceedings in bankruptcy or under any other debtor-relief laws pending or threatened against Purchaser.

9.03            Purchaser is not a "foreign person", as defined in recent amendments to the Internal Revenue Code and, at Closing the, agrees to provide to Title Company, if applicable, an affidavit to that effect.

9.04            Purchaser is a limited liability company duly organized, validly existing, and in good standing in the State of Delaware]. Purchaser has the full right and authority and has obtained any and all consents required to enter into this Contract and to consummate or cause to be consummated the transactions contemplated hereby. This Contract has been, and all of the documents to be delivered by Purchaser at the Closing will be, authorized and executed and constitute, or will constitute, as appropriate, the valid and binding obligation of Purchaser, enforceable in accordance with their terms, except to the extent that such enforcement may be limited by applicable bankruptcy insolvency, moratorium and other principles relating to or limiting the rights of contracting parties generally.

X.                 NOTICE. Except as otherwise provided in this Contract, all notices, demands, requests, consents, approvals and other communications required or permitted to be given hereunder, or which are to be given with respect to this Contract, shall be in writing and shall be deemed delivered upon the personal delivery thereof, or upon delivery by electronic mail transmission (email) provided a courtesy copy of an additional shall also be sent by overnight courier service for next Business Day delivery or on the next Business Day following delivery to a reliable and recognized overnight air-freight service (where instructions are included for next day delivery) or local delivery service (where instructions are included for same or next day delivery), provided such notices shall be addressed or delivered to the parties at their respective addresses as follows:

If to Purchaser:	Mr. Ralph Zirinsky
800 3rd Avenue, 5th Floor
New York, NY 10022
Telephone: 212-373-8491
E-mail: Also

Red Apple Group Inc.
800 3rd Avenue, 5th Floor
New York, NY 10022
Attention: Legal Department

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With Copy to:	Older Lundy Koch & Martino
1000 W. Cass Street
Tampa, FL 33606
Attention: David B. Singer
Telephone: 813-254-8998
Email: dsinger@olderlundylaw.com

If to Seller:	c/o Ault Real Estate Partners
11411 Southern Highlands, Parkway #240
Las Vegas, Nevada 89141
Email:
Attn: Chase Ault
Telephone:

Also

Hyperscale Data, Inc.
Attention: Henry Nisser
122 East 42nd Street, 50th Floor
Suite 5000
New York, NY 10168
Email:
Telephone:

With a copy to:	Moritt Hock & Hamroff LLP
400 Garden City Plaza
Garden City, New York 11530
Attn: David H. Cohen, Esq.
Email: dcohen@moritthock.com
Telephone: 516-873-2000

If to Escrow Agent:	First American Title
2370 Drew Street, Suite A
Clearwater, FL 33765
Attn: Chloe Gibbs
Email: chgibbs@firstam.com
Telephone: 727-439-4729

Notices given by a Party's attorney shall be deemed notice from such Party and notices provided to a Party's attorney shall be deemed notices provided to such Party. Email transmission to an email address provided above shall be effective as of the date and time of email transmission; provided that, if the email notice is transmitted during non-business hours, the effective date and time of notice is the next Business Day after transmission. All costs and expenses of the delivery of notices hereunder shall be borne and paid for by the delivering party.

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XI.	CONDEMNATION

In the event that prior to a Closing, all or one any portion of the Property or any rights or easements therein shall be taken by condemnation or rights of eminent domain or like process, or shall be threatened therewith, and the same, in Purchaser's reasonable opinion, would have a negative impact upon Purchaser's proposed development of the Property, Purchaser shall, within. fifteen (15) calendar days after having received notice thereof from Seller (which notice Seller agrees to provide to Purchaser after receipt by Seller of any notice of condemnation, eminent domain or like process), elect in a writing delivered to Seller to either: (a) continue this Contract in full force and effect, notwithstanding such taking or threatened taking, in which case Purchaser shall be required to continue the purchase of the Property for the Purchase Price and at the applicable Closing, Seller shall assign to Purchaser all of Seller's right, title and interest in and to any condemnation awards attributable to the applicable Property; or (b) terminate this Contract and obtain a full refund of the Deposit. Failure of Purchaser to make a written election as aforesaid shall constitute an election of alternative (a) above.

XII.	MISCELLANEOUS PROVISIONS.

12.01        Any covenant or agreement herein which contemplates performance after the time of Closing of the sale of the Prope1iy shall not be deemed to be merged into or waived by the closing documents but shall expressly survive the Closing and be binding upon the Parties obligated thereby.

12.02        The terms, prov1s1ons, warranties, representations, covenants, and agreements contained in this Contract shall apply to, be binding upon, and inure to the benefit of, the Parties hereto and their respective legal representatives, successors, and assigns.

12.03        Time is of the essence in the performance of this Contract. As used herein, a "day" or "Business Day" shall mean any day other than Saturday, Sunday or other day that commercial banks in Florida are authorized or required to close under applicable law. If the expiration of any time period hereunder, shall expire on a Saturday, Sunday or legal holiday, then such time period shall be extended until the close of business on the next following Business Day.

12.04        This Contract is made pursuant to and shall be governed by and construed in accordance with the laws of the State of Florida without reference to the conflicts of law provisions thereof. Any legal action relating to this Contract shall be brought in a court of competent jurisdiction in Pinellas County, FL for state actions and in the Middle District of Florida for federal actions. In the event of legal action regarding this Contract, the prevailing party in such action shall be entitled to its reasonable attorneys' fees and costs from the non-prevailing party.

12.06        The paragraph headings used in this Contract are for convenience purposes only and shall not be used in the interpretation of this Contract.

12.07        All exhibits attached hereto are incorporated herein by reference and made a part of this Contract.

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12.08        Failure of Purchaser or Seller to insist in any one or more instances upon the performance of any of the covenants, agreements, and/or conditions of this Contract or to exercise any right or privilege herein conferred shall not be construed as a waiver of any such covenant or condition.

12.09        Purchaser acquires no real prope1iy interest in the Property by the execution of this Contract. Purchaser's rights vest upon Closing and the payment of the sums specified in Article I.

12.10        This Contract constitutes the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior understandings or agreements between the parties with respect to the subject matter hereof. This Contract may not be altered, modified, extended, revised or changed, nor may any party hereto be relieved of any of its liabilities or obligations hereunder, except by written instrument duly executed by each of the pa1iies hereto. Any such written instrument entered into in accordance with the provisions of the preceding sentence shall be valid and enforceable notwithstanding the lack of separate legal consideration therefor.

12.11        If any items, terms, or provisions contained in this instrument are in conflict with any applicable Federal, state, or local laws, this Contract shall be affected only as to its application to such items, terms, or provisions, and shall in all other respects remain in full force and effect.

12.12        All of the representations, warranties, covenants, and agreements made by Seller and by Purchaser shall survive the Closing(s) for the period of one hundred fifty (105) days after Closing, shall not be merged therein for the benefit of Purchaser and Seller and their respective legal representatives, successors, and assigns.

12.13         In the event the Seller or Purchaser breaches any of the te1ms, provisions, warranties, representations, covenants, or agreements contained in this Contract and Seller and Purchaser become involved in litigation with regard to breach hereof, the non-prevailing party shall pay all. reasonable costs and expenses incurred by the prevailing party in connection with such litigation including, without limitation, reasonable attorneys' fees.

12.14        Nothing contained herein is intended to create, nor shall it ever be construed to make, Seller and Purchaser partners or joint venturers.

12.15        The provisions of this Contract are severable, and if any provision or part hereof or the application thereof to any person or circumstances shall ever be held by any court of competent jurisdiction to be invalid or unconstitutional for any reason, the remainder of this Contract and the application of such provisions or part hereof to other persons or circumstances shall not be affected thereby.

12.16        The term, "date of this Contract", or "date hereof'', "Effective Date," or "effective date of this Contract", as used herein, shall mean the date of Seller's signature.

12.17         Each of the covenants, undertakings and agreements of the parties hereto are intended solely for the benefit of the other party and its successors in interests and assigns under the provisions of this Contract and are not intended for the benefit of, and may not be enforced by, any third patty.

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12.18        Except for an uncured default under this Contract by Seller which provides Purchaser with the right of specific performance which is exercised by Purchaser, Purchaser shall at no time file a lis pendens or other lien against the Property or record this Contract or any memorandum hereof without the express written consent of Seller which Seller may withhold in its sole and absolute discretion. Unpermitted filing of a lis pendens or other lien against the Property or recording of this Contract by Purchaser shall be a default by Purchaser hereunder.

12.19        This Contract may be executed in duplicate counterparts by Seller and Purchaser, the legal effect of which shall be the same as if both parties had signed the same instrument. Further, signatures transmitted in a "PDF" format by electronic mail (email), or accomplished through an electronic signature platform, such as DocuSign, shall have the same force and effect as an original signature in this Contract.

12.20        Seller shall not have the right to assign this Contract in whole or in part. Except as provided for herein, this Contract shall not be assigned by Purchaser to an unrelated third patty without the express, prior written consent of Seller except (a) to an entity controlling, controlled by or under common control with Purchaser who shall assume all of the obligations of Purchaser hereunder, (b) Purchaser shall remain primarily liable for the performance of Purchaser's obligations to the extent accruing prior to such assignment and (c) a copy of the fully executed written assignment and assumption agreement shall be delivered to Seller at least five (5) Business Days prior to Closing.

12.21        The parties hereto agree that the submission of an unexecuted copy or counterpa1t of this Contract by one party to another is not intended by either party to be, or be deemed to be, a legally binding contract or an offer to enter into a legally binding contract. The parties shall be legally bound pursuant to the terms of this Contract only if and when the parties have been able to negotiate all of the terms and provisions of this Contract in a manner acceptable to each of the parties in their respective sole discretion, and both Seller and Purchaser have fully executed and delivered this Contract.

12.22        This Contract shall not be construed more strictly against one patty than against the other merely by vi1tue of the fact that it may have been prepared by counsel for one of the parties, it being recognized that both Seller and Purchaser have contributed substantially and materially to the preparation of this Contract.

12.23        Purchaser and Seller agree that, prior to Closing, the terms of this Contract (including the Purchase Price) shall remain confidential and private in all respects, and that said terms shall not be disclosed directly to anyone, except their attorneys, advisors, consultants, agents, lenders, bankers, investors, potential investors, tax preparers, contractors, as required by law or court order or to other entities who may have a bona fide need to know the terms for tax, underwriting, investing or legal reasons. Purchaser and Seller agree not to contact, or respond to requests from, any media outlet regarding the terms of this Contract prior to Closing without the prior written consent of all patties. From and after Closing, either party may release to the public such information as such party is required to release under applicable United States securities laws or any matters set forth in this Contract, including, without limitation, the Purchase Price. Any public release of information not required by law from and after Closing by either patty shall be subject to the other party's prior written approval, which approval shall not be unreasonably withheld. This provision shall survive the earlier termination of the Contract or Closing.

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XIII.	RELEASE

PURCHASER REPRESENTS TO SELLER THAT PURCHASER HAS CONDUCTED, OR WILL CONDUCT PRIOR TO CLOSING, SUCH INVESTIGATIONS OF THE PROPERTY, AS PURCHASER DEEMS NECESSARY OR DESIRABLE TO SATISFY ITSELF AS TO ANY MATTER RELATING TO THE PROPERTY AND EXCEPT FOR SELLER'S COVENANTS, WARRANTIES AND REPRESENTATIONS HEREIN AND IN THE CLOSING DOCUMENTS WILL RELY SOLELY UPON SAME AND NOT UPON ANY INFORMATION PROVIDED BY OR ON BEHALF OF SELLER OR SELLER'S AGENTS, EMPLOYEES OR THIRD PARTIES REPRESENTING OR PURPORTING TO REPRESENT SELLER, WITH RESPECT THERETO EXCEPT AS SET FORTH IN THIS CONTRACT OR IN ANY CLOSING DOCUMENT. EXCEPT AS SPECIFICALLY STATED IN THIS CONTRACT OR IN ANY CLOSING DOCUMENT, UPON CLOSING, PURCHASER SHALL ASSUME THE RISK THAT ADVERSE MATTERS REGARDING THE PROPERTY MAY NOT HAVE BEEN REVEALED BY PURCHASER'S INVESTIGATIONS.

XIV.	WAIVER.

TO THE EXTENT PERMITTED BY APPLICABLE LAW, PURCHASER AND SELLER EACH HEREBY EXPRESSLY, IRREVOCABLY, FULLY AND FOREVER RELEASES, WAIVES AND RELINQUISHES ANY AND ALL RIGHT TO TRIAL BY JURY AND ALL RIGHT TO RECEIVE PUNITIVE, EXEMPLARY AND CONSEQUENTIAL DAMAGES FROM THE OTHER (OR ANY PAST, PRESENT OR FUTURE BOARD MEMBER, TRUSTEE, DIRECTOR, OFFICER, EMPLOYEE, AGENT, REPRESENTATIVE, OR ADVISOR OF THE OTHER) IN ANY. CLAIM, DEMAND, ACTION, SUIT, PROCEEDING OR CAUSE OF ACTION IN WHICH PURCHASER AND SELLER ARE PARTIES, WHICH IN ANY WAY (DIRECTLY OR INDIRECTLY) ARISES OUT OF, RESULTS FROM OR RELATES TO ANY OF THE FOLLOWING, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER BASED ON CONTRACT OR TORT OR ANY OTHER LEGAL BASIS: THIS CONTRACT; THE PROPERTY; ANY PAST, PRESENT OR FUTURE ACT, OMISSION, CONDUCT OR ACTIVITY WITH RESPECT TO THIS CONTRACT OR THE PROPERTY; ANY TRANSACTION, EVENT OR OCCURRENCE CONTEMPLATED BY THIS CONTRACT; THE PERFORMANCE OF ANY OBLIGATION OR THE EXERCISE OF ANY RIGHT UNDER THIS CONTRACT; OR THE ENFORCEMENT OF THIS CONTRACT.

[SIGNATURES TO FOLLOW ON NEXT PAGE]

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IN WITNESS WHEREOF, the Parties hereto have executed this Contract in multiple copies, each of which shall be deemed to be an original, on the dates set forth below.

SELLER:

THIRD AVENUE APARTMENTS LLC,
A Delaware limited liability company

By: Ault Global Real Estate Equities, Inc.

Its: Manager

By:

Date:

Cats Mirror Lake, LLC,
A Delaware limited liability company

By:

Its:

Date:

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ESCROW CONSENT AND ACKNOWLEDGMENT

The undersigned agrees to act as the Escrow Agent for the transaction described in the above Contract as provided herein. Receipt of the sum of Three Hundred Ninety-Six Thousand Dollars ($396,000.00) of Deposit is hereby acknowledged. The undersigned agrees to hold and deliver such Deposit and any Additional Deposit deposited with Escrow Agent in accordance with the terms of this Contract.

LIMITATION OF DUTIES OF ESCROW AGENT: Escrow Agent shall have no duties or responsibilities other than those expressly set forth herein. Escrow Agent shall have no duty to enforce any obligation of any person to make any delivery or to enforce any obligation of any person to perform any other act. Escrow Agent shall be under no liability to the other parties hereto or to anyone else by reason of any failure on the part of any party hereto or any maker, guarantor, endorser or other signatory of any document or any other person to perform such person :s obligations under any such document. Except for amendments to this Contract hereinafter referred to and except for joint instructions given to Escrow Agent by the parties hereto, Escrow Agent shall not be obligated to recognize any agreement between any or all the persons referred to herein.

It is understood and agreed that the duties of Escrow Agent are purely ministerial in nature. Escrow Agent shall not be liable to the other parties hereto or to anyone else for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and in the exercise of reasonable judgment, except for acts of willful misconduct or gross negligence. Escrow Agent may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by Escrow Agent), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is reasonably believed by Escrow Agent to be genuine and to be signed or presented by the proper person or persons. Except as specifically set forth herein, Escrow Agent shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Contract or any of the terms hereof, unless evidenced by a final judgment or decree of a court of competent jurisdiction in the State of Florida or a Federal court in such State, or a writing delivered to Escrow Agent signed by the proper party or parties and, if the duties or rights of Escrow Agent are affected, unless it shall give its prior written consent thereto. If in doubt of its obligations under this Contract, Escrow Agent has no duty to act unless it receives written instructions from Seller and Purchaser, and it has the right to interplead any funds with the court. Escrow Agent may resign at any time upon thirty days written notice to the parties. Seller acknowledges that Escrow Agent represents Purchaser under the Contract and in the event of any dispute under the Contract may continue to represent Purchaser and if necessa1y act as a witness, and Seller agrees to same and waives any conflict thereto.

FIRST AMERICAN TITLE

By:

Chloe Gibbs
Authorized Representative
Date: , 2024

EXHIBIT A LEGAL DESCRIPTION

Parcel I

Lot C, DEVOE'S SUBDIVISION, according to the Plat thereof, as recorded in Plat Book 3, Page 12, of the Public Records of Pinellas County, Florida, and beginning at the Northwest corner of Lot C, DEVOE'S SUBDIVISION, thence South 16° 42' West along the Westerly line of Lot C, a distance of 52.2 feet to the Southwesterly corner thereof, thence West along the Southerly line of Lot C, extended Westerly a distance of 0.5 feet to a point on the East line of Lake Street (now known as 5th Street North); thence Northeasterly along the Easterly line of said Lake Street on a curve to the left, radius 747 .5 feet to a point on the South line of Third Avenue North extended Westerly 1.44 feet West of the POINT OF BEGINNING; thence East along the South line of 3rd Avenue North to the Beginning.

Parcel II

Lots A and B, and the North 1/2 of 10 feet of vacated alley between the South Line of Lots A and B and the North Line of Lots G and H, DEVOE'S SUBDIVISION, according to the Plat thereof, as recorded in Plat Book 3, Page 12, of the Public Records of Pinellas County, Florida.

Parcel III

Lots F and G and the South 1/2 of Lot E, DEVOE'S SUBDIVISION, according to the Plat thereof, as recorded in Plat Book 3, Page 12, of the Public Records of Pinellas County, Florida; TOGETHER WITH a strip of land lying Westerly of and adjacent to the Westerly boundary of said Lot F and the South 1/2 of Lot E, and lying between the Northerly boundary of said South 1/2 of Lot E and the Southerly boundary of said Lot F, extended Westerly to the Easterly boundary of Lake Street (now known as 5th Street North), as established by the Plat of LAKE STREET, as recorded in Plat Book 6, Page 34, of the Public Records of Hillsborough County, Florida, of which Pinellas County was formerly a part; ALSO TOGETHER WITH the South 1/2 of vacated alley lying North of and adjacent to the North boundary of Lot G of said DEVOE'S SUBDIVISION, between the Northerly extension of the East and West lines of said Lot G extended to the center of said vacated alley.

Parcel IV

Lot H and the South 1/2 of the vacated alley abutting the North boundary of said land and lying between the East and West boundary lines of said Lot extended North to the center of said alley, DEVOE'S SUBDIVISION, according to the Plat thereof, as recorded in Plat Book 3, Page 12, of the Public Records of Pinellas County, Florida.

Parcel V

Lot D and the North 1/2 of Lot E, DEVOE'S SUBDIVISION, according to the Plat thereof, as recorded in Plat Book 3, Page 12, of the Public Records of Pinellas County, Florida; TOGETHER WITH a strip of land lying Westerly of and adjacent to the Westerly boundary of said Lot D and said North 1/2 of Lot E, and lying between the Northly boundary of said Lot D and the Southerly boundary of said N01ih 1/2 of Lot E, extended Westerly to the Easterly boundary of Lake Street (now known as 5th Street N01ih) as established by the Plat of LAKE STREET, as recorded In Plat Book 6, Page 34, of the Public Records of Hillsborough County, Florida, of which Pinellas County was formerly a part.

*Subject to verification by the Title Commitment and Survey

EXHIBIT B PERMITTED EXCEPTIONS

Permitted exceptions to be determined after title report examination.

EXHIBIT C

SELLER'S MATERIALS

To the extent in Seller's control or possession, to be updated and shall include but not be limited to:

Copies of all engineering reports;

Copies of all architectural reports and/or concepts and/or drawings Copies of all contracts with any consultants;

Copies of all billing statements and/or invoices from consultants and any amounts owed;

Copies of all proposals from consultants whether engaged or not engaged; Copies of all environmental reports;

Copies of all demolition plans;

Copies of all demolition pictures and reports;

Copies of all demolition contracts and lien waivers with proof of payment; Copies of all Notices of Commencement;

Copies of any and all active contracts relating to the Property; Copies of any and all surveys relating to the Property.